                                                                   EXHIBIT 10.04
02-IPR-H (1 OF 8)

NO. R-101                                        120,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and JOHN R. HUFF (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002 between the Company and Participant. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)      "Change of Control" means, the earliest date at which:

                  (i) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (iii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (iv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or


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02-IPR-H (2 OF 8)


                  (v) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S. A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

02-IPR-H (3 OF 8)


         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 120,000 units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 40,000 units, Tranche B containing 40,000 units and Tranche C containing 40,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                  0%
                    75%                                     34%
                    50%                                     84%
                    Less than 50%                          100%

         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.

02-IPR-H (4 OF 8)


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005. Percentage of Company Performance as Percentage Restricted Stock Units of Peer Group Companies Performance Forfeited

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                     87-1/2%                                   0%
                     75%                                      34%
                     50%                                      84%
                     Less than 50%                           100%


         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in
Section 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax

02-IPR-H (5 OF 8)


assistance payment by the Company sufficient to fund all of his income taxes on both the share of Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c), above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         Vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur on the applicable dates specified in paragraph
(d) above and paragraph (g) below. The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

         Notwithstanding the provisions of any Change of Control agreement between the Company and the Participant to the contrary, and, from and after the occurrence of a Change of Control, the provisions of any Service Agreement between the Company and the Participant to the contrary, the provisions of this Agreement will govern the earning and vesting of the Restricted Stock Units awarded hereunder, but, as is the case with all prior restricted stock grants (and related tax assistance payments) to the Participant, the parachute tax gross-up provision of such Change of Control Agreement will apply to protect the Participant from the impact of parachute payment excise taxes, if any.

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

02-IPR-H (6 OF 8)


         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

02-IPR-H (7 OF 8)


         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

02-IPR-H (8 OF 8)


         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

         Dated: November 11, 2002.

                                             OCEANEERING INTERNATIONAL, INC.



                                             By /s/ George R. Haubenreich, Jr.
                                                ------------------------------
                                                George R. Haubenreich, Jr.
                                                Secretary



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ John R. Huff
----------------

02-IPR-H (1 OF 8)

NO. R-102                                         90,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and T. JAY COLLINS (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002 between the Company and Participant. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)      "Change of Control" means, the earliest date at which:

                  (vi) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (vii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (viii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (ix) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

                  (x) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by

02-IPR-H (2 OF 8)


                           law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S. A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 90,000

02-IPR-H (3 OF 8)

units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 30,000 units, Tranche B containing 30,000 units and Tranche C containing 30,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                     87-1/2%                                   0%
                     75%                                      34%
                     50%                                      84%
                     Less than 50%                           100%

         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

02-IPR-H (4 OF 8)

         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in
Section 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or

02-IPR-H (5 OF 8)

equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c), above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         Vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur on the applicable dates specified in paragraph
(d) above and paragraph (g) below. The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

         Notwithstanding the provisions of any Change of Control agreement between the Company and the Participant to the contrary, the provisions of this Agreement will govern the earning and vesting of the Restricted Stock Units awarded hereunder, but, as is the case with all prior restricted stock grants (and related tax assistance payments) to the Participant, the parachute tax gross-up provision of such Change of Control Agreement will apply to protect the Participant from the impact of parachute payment excise taxes, if any.

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company

02-IPR-H (6 OF 8)


Performance declined 125% compared to the Peer Group Companies Performance and
(iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become

02-IPR-H (7 OF 8)

bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

02-IPR-H (8 OF 8)


         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                  Dated: November 11, 2002.

                                        OCEANEERING INTERNATIONAL, INC.



                                        By /s/ George R. Haubenreich, Jr.
                                           ------------------------------
                                           George R. Haubenreich, Jr.
                                           Secretary



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ T. Jay Collins
------------------

02-IPR-H (1 OF 8)
NO. R-103                                         45,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and M. KEVIN MCEVOY (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a) "Change of Control" means, the earliest date at which:

                  (xi) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (xii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (xiii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (xiv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

                  (xv) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by

02-IPR-H (2 OF 8)

                           law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S. A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 45,000

02-IPR-H (3 OF 8)


units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 15,000 units, Tranche B containing 15,000 units and Tranche C containing 15,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

02-IPR-H (4 OF 8)


         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005. Percentage of

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in
Section 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or

02-IPR-H (5 OF 8)


equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c), above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         Vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur on the applicable dates specified in paragraph
(d) above and paragraph (g) below. The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

         Notwithstanding the provisions of any Change of Control agreement between the Company and the Participant to the contrary, the provisions of this Agreement will govern the earning and vesting of the Restricted Stock Units awarded hereunder, but, as is the case with all prior restricted stock grants (and related tax assistance payments) to the Participant, the parachute tax gross-up provision of such Change of Control Agreement will apply to protect the Participant from the impact of parachute payment excise taxes, if any.

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company

02-IPR-H (6 OF 8)


Performance declined 125% compared to the Peer Group Companies Performance and
(iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become

02-IPR-H (7 OF 8)


bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

02-IPR-H (8 OF 8)


                  This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                  Dated: November 11, 2002.

                                              OCEANEERING INTERNATIONAL, INC.



                                              By /s/ George R. Haubenreich, Jr.
                                                 ------------------------------
                                                 George R. Haubenreich, Jr.
                                                 Secretary



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ M. Kevin McEvoy
-------------------

02-IPR (1 OF 8)

NO. R-105                                         42,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and MARVIN J. MIGURA (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)      "Change of Control" means, the earliest date at which:

                  (xvi) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (xvii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (xviii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (xix) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

                  (xx) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by

02-IPR (2 OF 8)

                           law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S. A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 42,000

02-IPR (3 OF 8)

units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 14,000 units, Tranche B containing 14,000 units and Tranche C containing 14,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

02-IPR (4 OF 8)


         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%


         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in
Section 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or

02-IPR (5 OF 8)

equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c), above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         Vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur on the applicable dates specified in paragraph
(d) above and paragraph (g) below. The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

         Notwithstanding the provisions of any Change of Control agreement between the Company and the Participant to the contrary, the provisions of this Agreement will govern the earning and vesting of the Restricted Stock Units awarded hereunder, but, as is the case with all prior restricted stock grants (and related tax assistance payments) to the Participant, the parachute tax gross-up provision of such Change of Control Agreement will apply to protect the Participant from the impact of parachute payment excise taxes, if any.

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company

02-IPR (6 OF 8)

Performance declined 125% compared to the Peer Group Companies Performance and
(iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become

02-IPR (7 OF 8)

bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

02-IPR (8 OF 8)

                  This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                  Dated: November 11, 2002.

                                              OCEANEERING INTERNATIONAL, INC.


                                              By /s/ George R. Haubenreich, Jr.
                                                 ------------------------------
                                                 George R. Haubenreich, Jr.
                                                 Secretary



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ Marvin J. Migura
--------------------

02-IPR (1 OF 8)


NO. R-104                                         42,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and GEORGE R. HAUBENREICH, JR. (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002 between the Company and Participant. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)      "Change of Control" means, the earliest date at which:

                  (xxi) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (xxii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (xxiii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (xxiv) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

                  (xxv) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by

02-IPR (2 OF 8)

                           law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S. A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 42,000

02-IPR (3 OF 8)


units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 14,000 units, Tranche B containing 14,000 units and Tranche C containing 14,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%


         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

02-IPR (4 OF 8)


         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005. Percentage of Company Performance as Percentage Restricted Stock Units of Peer Group Companies Performance Forfeited


                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%


         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in
Section 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or

02-IPR (5 OF 8)

equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c), above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         Vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur on the applicable dates specified in paragraph
(d) above and paragraph (g) below. The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

         Notwithstanding the provisions of any Change of Control agreement between the Company and the Participant to the contrary, the provisions of this Agreement will govern the earning and vesting of the Restricted Stock Units awarded hereunder, but, as is the case with all prior restricted stock grants (and related tax assistance payments) to the Participant, the parachute tax gross-up provision of such Change of Control Agreement will apply to protect the Participant from the impact of parachute payment excise taxes, if any.

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company

02-IPR (6 OF 8)


Performance declined 125% compared to the Peer Group Companies Performance and
(iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become

02-IPR (7 OF 8)


bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by
Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

02-IPR (8 OF 8)

                  This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                  Dated: November 11, 2002.

                                            OCEANEERING INTERNATIONAL, INC.



                                            By /s/ John R. Huff
                                               --------------------------------
                                               John R. Huff
                                               Chief Executive Officer/Chairman



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ George R. Haubenreich, Jr.
------------------------------

02-IPR (1 OF 8)

NO. R-106                                           9,000 RESTRICTED STOCK UNITS

                         OCEANEERING INTERNATIONAL, INC.
                              AMENDED AND RESTATED
              2002 RESTRICTED STOCK UNIT AWARD INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made as of the date set forth on the signature page hereof, between Oceaneering International, Inc., a Delaware corporation (the "Company"), and JOHN L. ZACHARY (the "Participant") and reflects a change to the 2002 Restricted Stock Unit Award Incentive Agreement made as of September 13, 2002. Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 2002 Incentive Plan of Oceaneering International, Inc., as from time to time amended, a copy of which is attached hereto and made a part hereof for all purposes (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)      "Change of Control" means, the earliest date at which:

                  (xxvi) any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's outstanding Voting Securities, other than through the purchase of Voting Securities directly from the Company through a private placement; or

                  (xxvii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall from and after such election be deemed to be a member of the Incumbent Board; or

                  (xxviii) the Company is merged or consolidated with another corporation or entity and as a result of such merger or consolidation less than 60% of the outstanding Voting Securities of the surviving or resulting corporation or entity shall then be owned by the former stockholders of the Company; or

                  (xxix) a tender offer or exchange offer is made and consummated by a Person other than the Company for the ownership of 20% or more of the Voting Securities of the Company then outstanding; or

02-IPR (2 OF 8)

                  (xxx) all or substantially all of the assets of the Company are sold or transferred to a Person as to which (a) the Incumbent Board does not have authority (whether by law or contract) to directly control the use or further disposition of such assets and (b) the financial results of the Company and such Person are not consolidated for financial reporting purposes.

Anything else in this definition to the contrary notwithstanding, no Change of Control shall be deemed to have occurred by virtue of any transaction which results in the Participant, or a group of Persons which includes the Participant, acquiring more than 20% of either the combined voting power of the Company's outstanding Voting Securities or the Voting Securities of any other corporation or entity which acquires all or substantially all of the assets of the Company, whether by way of merger, consolidation, sale of such assets or otherwise.

         (b) "Closing Stock Price" means, with respect to common stock on a particular date, (i) if the shares of common stock are listed on a national securities exchange, the last sale price per share of common stock on any such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported and, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System, the last sale price per share of shares of common stock reported on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported.

         (c) "Disability" means a physical or mental impairment of sufficient severity that, in the opinion of a physician selected by the Company, the Participant is unable to fulfill his duties.

         (d) "Peer Group Companies" means, Cal Dive International, Inc., Global Industries Ltd., Halliburton Company, McDermott International, Inc., Offshore Logistics, Inc., Stolt Offshore S.A., and Tidewater, Inc. In the event any of such companies (i) shall cease to have its common stock listed on a national securities exchange or quoted in the NASDAQ National Market System, or (ii) in the sole discretion of the Committee, shall be so changed as a result of any merger, acquisition or other transaction that it no longer is appropriate to include such company as one of the Peer Group Companies, then the Peer Group Companies shall thereafter not include such company for purposes of calculating any forfeiture of Restricted Stock Unit under this Agreement.

         (e) "Peer Group Companies Performance" for any 52-week period contemplated in Section 3 of this Agreement means, the arithmetic average of the changes in Closing Stock Price for each of the Peer Group Companies between the first day of such period and the last day of such period.

         (f) "Person" means, any individual, corporation, partnership, group, association or other "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         (g) "Voting Securities" means, with respect to any corporation or business enterprise, those securities, which under ordinary circumstances are entitled to vote for the election of directors or others charged with comparable duties under applicable law.

02-IPR (3 OF 8)

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, and in consideration of the covenants and promises of the Participant herein contained, pursuant to action taken by the Committee on September 13, 2002 (the "Date of Grant"), the Company hereby awards to the Participant as of the Date of Grant a total of 9,000 units of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock Units").

         3. Restrictions on Transfer. The Restricted Stock Units granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant, until said units shall have become vested and not otherwise subject to forfeiture (and restrictions terminated thereon) and a share of Common Stock issued for each Restricted Stock Unit in accordance with the provisions of this Paragraph 3. (The period of time between the Date of Grant and the vesting of Restricted Stock Units shall be referred to herein as the "Restricted Period" as to those stock units.) The Restricted Stock Units awarded hereunder shall be divided into three tranches, of an equal number of units, with Tranche A containing 3,000 units, Tranche B containing 3,000 units and Tranche C containing 3,000 units. The Restricted Stock Units shall be treated as described below for purposes of forfeiture, vesting and other terms and conditions of this Agreement:

         (a) Tranche A: The Restricted Stock Units in Tranche A shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock ("Company Performance") for the 52-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 11, 2003 is not positive, all of Tranche A shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002, to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 11, 2003.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%


         (b) Tranche B: The Restricted Stock Units in Tranche B shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 104-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 9, 2004 is not positive, all of Tranche B shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 9, 2004.

02-IPR (4 OF 8)

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (c) Tranche C: The Restricted Stock Units in Tranche C shall be forfeited to the extent the change of the Closing Stock Price for the Common Stock for the 156-week period referred to below fails to meet the levels of Peer Group Companies Performance indicated in the columnar presentation below for such period, with linear interpolation to be used between these designated points (rounded to the nearest whole Restricted Stock Unit); provided, however, that if net income for the Company for its fiscal year ending immediately prior to July 8, 2005 is not positive, all of Tranche C shall be forfeited. Determination of changes shall be made by comparing the Closing Stock Prices of the Company and the Peer Group Companies on July 12, 2002 to the Closing Stock Prices on the last trading day of each calendar week for each of such companies for the period ended July 8, 2005.

                                                        Percentage of
          Company Performance as Percentage         Restricted Stock Units
         of Peer Group Companies Performance               Forfeited
         -----------------------------------        ----------------------
                    87-1/2%                                   0%
                    75%                                      34%
                    50%                                      84%
                    Less than 50%                           100%

         (d) Vesting of Restricted Stock Units and Issuance of Common Stock: The Restricted Stock Units of Tranche A not forfeited by reason of failure to meet the conditions set forth in paragraph (a) above, shall vest 20% on July 9, 2004, 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007 and a final 20% on
July 4, 2008. The Restricted Stock Units of Tranche B not forfeited by reason of failure to meet the conditions set forth in paragraph (b) above, shall vest 20% on July 8, 2005, 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008
and a final 20% on July 3, 2009. The Restricted Stock Units of Tranche C not forfeited by reason of failure to meet the conditions set forth in paragraph (c) above, shall vest 20% on July 7, 2006, 20% on July 6, 2007, 20% on July 4, 2008, 20% on July 3, 2009 and a final 20% on July 2, 2010. The determination of Company Performance, Peer Group Companies Performance and the percentage of Restricted Stock Units forfeited shall be certified to by the Committee prior to the issuance of any Common Stock with respect to the Restricted Stock Units. Upon termination of a Participant's employment (with or without cause, voluntary, involuntary or for any reason whatsoever except as provided in Sections 3(f) and 3(g)), all Restricted Stock Units for which the conditions of the applicable provisions of paragraphs (a), (b) or (c) and this paragraph (d) have not been satisfied as of the date of such termination of employment shall be forfeited. At the time of vesting of a Restricted Stock Unit, the Participant will be issued a share of Common Stock for every Restricted Stock Unit.

         (e) Tax Reimbursement: Within 10 days after the expiration of the Restricted Period with respect to a particular share of Common Stock issued for a Restricted Stock Unit, the Company shall pay to the Participant an amount sufficient to provide for the payment of all United States federal income taxes imposed with respect to Participant's acquisition of such share, as well as an amount sufficient to reimburse Participant for the tax obligation on such amounts so that Participant is paid an amount as a tax assistance payment by the Company sufficient to fund all of his income taxes on both the share of

02-IPR (5 OF 8)


Common Stock and the tax assistance payment. In the event the Participant is not at the time a tax assistance payment is to be made subject to United States income tax, such tax assistance payment shall be computed by reference to the income tax of the laws of the country to which the participant is subject; provided, however, that such tax assistance payment shall not exceed the amount that would have been payable if the Participant were subject solely to United States income tax. No United States state (or equivalent foreign) income taxes will be considered in determining tax assistance payments. The Committee shall have sole and complete discretion in the calculation of tax assistance payments, and the determination of the Committee shall be final and binding on the Participant except in the case of bad faith or willful misconduct. In computing the tax assistance payment, it shall be assumed that the Participant is at the maximum marginal tax rate for individual taxpayers.

         (f) Effect of Change of Control: In the event a Change of Control occurs prior to the time that the conditions of the applicable paragraph (a),
(b) or (c) above have been satisfied with respect to a Restricted Stock Unit, upon such Change of Control, such conditions shall be deemed to have been satisfied with respect to such Restricted Stock Unit, provided that such unit has not theretofore been forfeited.

         With respect to vesting of such Restricted Stock Units, prior to the date that is three years after the date of a Change of Control, vesting of Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall occur at the soonest of:

         (i)      the applicable dates specified in paragraph (d) above,

         (ii) the date that the Company or any successor to the Company terminates the Participant's employment for any reason on or after a Change of Control, or

         (iii) the date that Participant's aggregate value of total annual compensation (including salary, bonuses, long and short term incentives, deferred compensation and award of stock options, as well as all other benefits in force on the date immediately prior to a Change of Control) is reduced to a value that is ninety-five percent (95%) or less of the value thereof on the date immediately prior to the Change of Control, or the Participant's scope of work responsibility is materially reduced from that existing on the date immediately prior to the Change of Control, or the Participant is requested to relocate more than 25 miles from his place of employment with the Company at the Change of Control, in each case, on or after a Change of Control.

         On the date that is three years after the date of a Change of Control, one-half of the then unvested (and not theretofore forfeited) Restricted Stock Units described in this paragraph (and any substitute security unit, and/or cash component distributed in connection with a Change of Control) shall vest after which the percentage vesting of "20%" that is stated in paragraph (d) is deleted and "10%" is substituted therefor in all places.

         The tax assistance payments shall be made with respect to each vesting of Restricted Stock Unit and/or cash distribution within 10 days thereafter.

02-IPR (6 OF 8)

         (g) Effect of Death or Disability. In the event of the death or Disability of the Participant while employed by the Company or any successor to the Company, the conditions of the applicable of paragraphs (a), (b) or (c) and paragraph (d) with respect to any Restricted Stock Units not previously forfeited by the Participant shall be deemed immediately satisfied and tax assistance payments shall be made by Company to Participants with respect to such event within 30 days thereafter.

         (h) Dividends: As of each date that dividends are paid with respect to Common Stock, a Participant who has Restricted Stock Units shall have a number of additional Restricted Stock Units credited to his account with respect to such dividends. The additional Restricted Stock Units shall have a Fair Market Value equal to the amount of the dividend paid per share of Common Stock as of such dividend payment date multiplied by the number of Restricted Stock Units credited to the Participant's account immediately prior to such dividend payment date.

         (i) Voting of Common Stock: A Participant shall not have any voting rights with respect to any Restricted Stock Unit.

         (j) Interpretation of Market Declines. In the event, for any 52-week period, the Peer Group Companies Performance is negative, the tables in Sections 3(a), 3(b) and 3(c) shall be interpreted such that (i) a relative performance of 87-1/2% shall mean the Company Performance (in terms of a decline in Closing Stock Price) declined 112-1/2% compared to the Peer Group Companies Performance,
(ii) a relative performance of 75% shall mean the Company Performance declined 125% compared to the Peer Group Companies Performance and (iii) a relative performance of 50% shall mean the Company Performance declined 150% compared to the Peer Group Companies Performance. For example, if Peer Group Companies Performance change is a negative 10% (an average decline of 10%), and Company Performance declined 15%, 84% of Tranche A, B or C, as the case may be, would be forfeited.

         4. Code Section 83(b) Election. The Participant shall not make an election, under Code Section 83(b), to include in income the fair market value of the Restricted Stock Unit in respect of this award of Restricted Stock Units on the Date of Grant.

         5. Sale of Common Stock. The Participant shall not sell Common Stock that is issued for a vested Restricted Stock Unit except pursuant to an effective registration statement under the Securities Act of 1933 (or pursuant to an exemption from registration under such act), and the Participant hereby represents that he is acquiring the Restricted Stock Units and any subsequently issued Common Stock therefor for his own account and not with a view to the distribution thereof.

         6. Withholding of Taxes. No certificates representing the shares of Common Stock shall be delivered to the Participant by the Company unless the Participant (or Beneficiary, as defined in Section 7 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee.

         7. Beneficiary Designations. The Participant may file with the Corporate Secretary of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate. In the event

02-IPR (7 OF 8)

of any dispute, the Company shall be fully protected and discharged of its obligations under this Agreement if it delivers the shares otherwise due a Participant to the probate court administering his estate.

         8. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any Restricted Stock Units or subsequent Common Stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any affiliate of the Company; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any affiliate of the Company, or affect the right of the Company or any affiliate of the Company to terminate the employment or service of the Participant at any time or for any reason.

         9. Nonalienation of Benefits. Except as contemplated by Section 7 above, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, or by operation of law, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If the Participant or his Beneficiary hereunder shall become bankrupt or attempt to transfer, anticipate, alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, other than as contemplated by Section 7 above, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall cease and terminate.

         10. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock Units awarded hereunder or any subsequent Common Stock, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         11. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Common Stock issued for vested Restricted Stock Units once such shares have been registered in his name hereunder.

         12. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Participant may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.

         13. Administration. Prior to a Change of Control, the Committee shall have sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of the Committee shall be final and binding on the Participant and the Company except in the case of bad faith or willful misconduct. After a Change of Control, those individuals who comprised the Committee immediately prior to the Change of Control shall have the sole and complete discretion in the interpretation of and determinations under this Agreement and the determination of a majority of these individuals shall be final and binding on the Participant and the Company and its successors except in the case of bad faith or willful misconduct.

02-IPR (8 OF 8)


         14. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

         15. Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

                  This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.

                  Dated: November 11, 2002.

                                              OCEANEERING INTERNATIONAL, INC.



                                              By /s/ George R. Haubenreich, Jr.
                                                 ------------------------------
                                                 George R. Haubenreich, Jr.
                                                 Secretary



The undersigned Participant accepts
the Restricted Stock Units subject to all the terms of this Agreement.


/s/ John L. Zachary
-------------------